Exhibit 10.3
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.
September 26, 2024
The Broad Institute, Inc.
415 Main Street
Cambridge, MA 02142
Attn: Michael Christiano, Chief Business Officer
Re: License Agreement, by and between The Broad Institute, Inc. and Prime Medicine, Inc., dated September 26, 2019
Dear Michael,
This letter (“Letter”) is entered into as of September 26, 2024 (the “Effective Date”) by and between The Broad Institute, Inc., a non-profit corporation organized and existing under the laws of the Commonwealth of Massachusetts and having a principal place of business at 415 Main Street, Cambridge, Massachusetts 02142 (“Broad”) and Prime Medicine, Inc., a corporation organized and existing under the laws of Delaware and having a principal place of business at 21 Erie Street, Cambridge, MA 02139 (“Company”). Company and Broad are each referred to herein as a “Party” and together, the “Parties.”
Reference is hereby made to that certain License Agreement by and between Broad and Company, dated as of September 26, 2019, as may be amended from time to time (the “Broad-Prime License Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Broad-Prime License Agreement.
Company has informed Broad that it desires to enter into a Sublicense with Bristol-Myers Squibb Company or one of its affiliates (“BMS” and such agreement, the “BMS Agreement”). The purpose of this Letter is to document the understanding and agreement of the Parties regarding certain obligations of Company and rights of Broad in relation to the BMS Agreement as a Sublicense under the Broad-Prime License Agreement. Attached hereto as Exhibit A is an execution version of the BMS Agreement, that has not yet been signed and entered into as of the Effective Date (the “Unsigned BMS Agreement”). Following the Effective Date of this Letter, Company and BMS will execute and enter into the Unsigned BMS Agreement in the form attached hereto as Exhibit A, which will thereby become the BMS Agreement.
For good and valuable consideration, the sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:
1.BMS has agreed to pay Company, pursuant to the BMS Agreement, certain running royalties on Net Sales (as defined in the BMS Agreement) by or on behalf of BMS and any of its affiliates and any of its or their sublicensees, in each case, on a Licensed Product-by-Licensed Product (as defined in the BMS Agreement) and country-by-country basis (the “Prime/BMS Royalty”). Notwithstanding anything in the Broad-Prime License Agreement to the contrary and solely with respect to running royalties owed by Company to Broad on Net Sales of Licensed Products (as defined in the BMS Agreement) pursuant to Section 4.5 of the Broad-Prime License Agreement, in lieu of Company owing to Broad and Broad being entitled to receive from Company any such running royalties that accrue based on the Net Sales of Licensed Products (as defined in the BMS Agreement) by or on behalf of BMS or any of its Affiliates or any of its or their sublicensees pursuant to the BMS Agreement, Broad hereby consents to Company paying (and Company shall pay) running royalties, determined on a Licensed Product-by-Licensed Product (as defined in the BMS Agreement) and country-by-country basis, equal to [***] of the Prime/BMS Royalty

(“Prime/Broad Royalty”) during the Royalty Term (as defined in the BMS Agreement) payable to Company or any of its affiliates under the BMS Agreement within [***] after the first date on which Company is entitled to receive such running royalties from BMS; provided that, the Prime/Broad Royalty is subject to a floor of [***], on a Licensed Product-by-Licensed Product (as defined in the BMS Agreement) and country-by-country basis, of Net Sales (as defined in the BMS Agreement) by or on behalf of BMS and any of its affiliates and any of its or their sublicenses. Such running royalties shall not be subject to further credit or reduction by operation of the Broad-Prime License Agreement, including Section 4.5 therein, or any language therein.
2.BMS has agreed to pay Company, on a Licensed Product-by-Licensed Product (as defined in the BMS Agreement) basis, certain commercial milestone payments upon the first achievement of each Sales Milestone Event (as defined in the BMS Agreement) by a Licensed Product (as defined in the BMS Agreement) (the “Prime/BMS Commercial Milestones”). Notwithstanding anything in the Broad-Prime License Agreement to the contrary, in lieu of any Milestone Payment owed by Company to Broad pursuant to Section 4.4.1.2 or Section 4.4.2.2 of the Broad-Prime License Agreement with respect to Licensed Products (as defined in the BMS Agreement) commercialized by or on behalf of BMS or any of its Affiliates or any of its or their sublicensees pursuant to the BMS Agreement, Broad hereby consents to Company paying (and Company shall pay to Broad) [***] of each of the Prime/BMS Commercial Milestones payable to Company or any of its affiliates under the BMS Agreement within [***] after the first date on which Company is entitled to receive the applicable Prime/BMS Commercial Milestone. Such payment shall not be subject to further credit or reduction by operation of the Broad-Prime License Agreement, including Section 4.4 therein, or any language therein.
3.Notwithstanding anything in the Broad-Prime License Agreement to the contrary, in lieu of any Milestone Payment owed by Company to Broad pursuant to Section 4.4.1.1 or Section 4.4.2.1 of the Broad-Prime License Agreement with respect to Licensed Products (as defined in the BMS Agreement) developed by or on behalf of BMS or any of its affiliates or any of its or their sublicensees pursuant to the BMS Agreement, Broad hereby consents to Company paying (and Company shall pay to Broad) the Milestone Payments (as defined below) as set forth in the following tables within [***]. after the achievement of the corresponding Milestone Event (as defined and set forth below in this paragraph 3). Such payment shall not be subject to further credit or reduction by operation of the Broad-Prime License Agreement, including Section 4.4 therein, or any language therein. The Milestone Events (as defined below) as set forth in the following tables are intended to be successive; for example, if a Licensed Product is not required to undergo the event associated with a particular Milestone Event (as defined below) (a “Skipped Milestone”) for such Licensed Product, then such Skipped Milestone shall be deemed to have been achieved upon the achievement by such Licensed Product of the next successive Milestone Event (as defined below) (“Achieved Milestone”); provided that the Milestone Events (as defined below) [***].
For each Licensed Product (as defined in the BMS Agreement) that is a Schedule 1 Product:

Milestone Event	Milestone Payment (in Dollars)
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
For the purposes of this table, [***].
For each Licensed Product (as defined in the BMS Agreement) that is a Schedule 2 Product:

Milestone Event	Milestone Payment (in Dollars)
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
For the purposes of this table, [***].
4.BMS has agreed to pay Company, under the BMS Agreement, a one-time, non-refundable, non-creditable amount of Fifty-Five Million Dollars ($55,000,000) (the “Prime/Broad Upfront Payment”), and BMS has agreed to enter into a securities purchase agreement pursuant to which BMS will pay Company an amount equal to Fifty-Five Million Dollars ($55,000,000) (the “Prime/Broad Equity Payment”) in exchange for unregistered (but registerable) common stock of Company. Company and Broad agree that while the Prime/Broad Upfront Payment constitutes Non-Royalty Sublicense Income and the Prime/Broad Equity Payment constitutes consideration received by Company for the Sublicense that will, subject to any applicable exclusions, be included in Non-Royalty Sublicense Income under the Broad-Prime License Agreement, in no event shall such Prime/Broad Upfront Payment or Prime/Broad Equity Payment be subject to the exclusion detailed in Section 1.105.2 of the Broad-Prime License Agreement. For clarity, for purposes of calculating consideration owed by Company to Broad in connection with the Prime/Broad Upfront Payment and Prime/Broad Equity Payment, such consideration shall not exclude any amount or other consideration that would, absent this Letter, be excluded under Section 1.105.2 of the Broad-Prime License Agreement. All other applications of Non-Royalty Sublicense Income remain unchanged and as set forth in the Broad-Prime License Agreement, including the exclusion for proceeds from equity investments to the extent at fair market value as well as Broad’s entitlement to receive Non-Royalty Sublicense Income with respect to any equity investment in Company that is a premium over the fair market value of the security(ies) received for the applicable equity investment.

5.The Broad and Company expect that all products exploited under the BMS Agreement will be Licensed Products (as defined in the BMS Agreement) and that such Licensed Products (as defined in the BMS Agreement) will be Licensed Products or Enabled Products. [***] For clarity and purposes of determining consideration owed under paragraph 3 of this Letter, Schedule 1 Products and Schedule 2 Products shall be applied mutatis mutandis with respect to any product exploited under the BMS Agreement.
6.If Company is required to invoice BMS to be entitled to receive any payment from BMS, then Company shall promptly invoice BMS for the applicable payment.
7.Notwithstanding anything to the contrary in Sections 2.7.5 or 2.7.13 of the Broad-Prime License Agreement, if (a) pursuant to Section 2.7.3 of the Broad-Prime License Agreement Broad notifies Company of a [***] Proposed Product that [***] and (b) Company reasonably determines that, [***] then the following terms and conditions shall apply:
(a)Company shall [***]
(b)[***]
(c)[***]
(d)[***]
(e)In the event that, pursuant to Section 2.7 of the Broad-Prime License Agreement, Broad notifies Company of a [***] Proposed Product [***] Prime may satisfy its obligations under Section 2.7.6 of the Broad-Prime License Agreement by submitting a Current Development Demonstration to Broad [***] pursuant to the definition of Current Development Demonstration in accordance with Section 2.7.5 of the Broad-Prime License Agreement [***] If Company submits such a Current Development Demonstration to Broad and otherwise complies with its obligations under Section 2.7 of the Broad-Prime License Agreement, Broad shall have no right to grant a [***] License under Section 2.7.11 of the Broad-Prime License Agreement with respect to such [***] Proposed Product.
(f)For purposes of this Letter, [***].
8.Notwithstanding anything in this Letter or the Broad-Prime License Agreement to the contrary, if pursuant to Section 2.7 of the Broad-Prime License Agreement, Broad notifies Company of a [***] Proposed Product that [***], then the submission by Company to Broad of a Current Development Demonstration [***] will not satisfy Company’s obligations under Section 2.7.6 of the Broad-Prime License Agreement with respect to such [***] Proposed Product and Section 2.7 of the Broad-Prime License Agreement shall apply with respect to the applicable [***] Proposed Product.
9.If the BMS Agreement is not executed and entered into within [***] of the Effective Date of this Letter, this Letter shall be null and void. Following entry into the BMS Agreement, Company shall promptly provide to Broad the fully executed copy of the BMS Agreement and a certificate of an officer of Company, certifying that the BMS Agreement is the same as Unsigned BMS Agreement, other than insertion of the signatures and the Effective Date of the BMS Agreement. In the event that the BMS Agreement otherwise deviates from the Unsigned BMS Agreement, this Letter shall be deemed to be null and void, unless such requirement is waived in writing by Broad.
10.Company hereby represents and warrants to Broad as of the Effective Date (for clarity, of this Letter) and as of the “Effective Date” (as defined in the BMS Agreement) that, the BMS Agreement is the only agreement or instrument between BMS or any of its affiliates or any of its or their sublicensees, on the one hand, and Company or any of its affiliates or any of its or their sublicensees, on the other hand, that grants or agrees to grant BMS or any of its affiliates or any of its or their sublicensees, any license, sublicense, covenant not to sue or assert, or other right, or option to obtain any license, sublicense, covenant not to sue or assert, or other right, to practice any intellectual property rights owned or controlled by Company or any of its Affiliates in connection with the development, manufacture, use, sale or other exploitation of any Licensed Product that is the subject of the BMS Agreement.
11.The Parties acknowledge that any material breach of the Letter by Company shall be deemed a material breach of the Broad-Prime License Agreement, and all rights and remedies available to Broad under this Letter, the Broad-Prime License Agreement, the BMS Agreement, at law and in equity shall be available to Broad, including for clarity, remedies available under Section 5.4 of the Broad-Prime License Agreement.
12.Except as explicitly set forth in this Letter, the Broad-Prime License Agreement remains unchanged, and its terms and conditions and the rights and obligations of each Party thereunder remain in full force and effect, including, for clarity, all rights and obligations of each Party with respect to Non-Royalty Sublicense Income, which remain unmodified except with respect to paragraph 4 hereof. Without limiting the generality of the foregoing, Company remains responsible for ensuring that the terms and conditions of the BMS Agreement are in compliance with, and consistent with, the terms and conditions of the Broad-Prime License Agreement (together with any modifications thereto that are explicitly provided for and detailed in this Letter). Furthermore, Company acknowledges that Broad (a) has not reviewed the BMS Agreement for such compliance and (b) in executing this Letter is not (i) certifying that the BMS Agreement so complies or (ii) waiving, amending, altering or otherwise modifying any of Broad’s rights or Company’s obligations under the Broad-Prime License Agreement, except as explicitly provided for and detailed in this Letter.
13.Except as otherwise set forth herein, this Letter may not be amended, waived or terminated without the written consent of both Broad and Company.
14.Company may not (a) amend, waive, restate or otherwise modify the BMS Agreement in any manner or (b) itself, or permit any of its affiliates to, enter into any agreement or instrument or otherwise execute any transaction with BMS or any of its affiliates, in each case (a) and (b), that adversely affects (i) any consideration payable to Broad in accordance with this Letter or the Broad-Prime License Agreement (other than in an immaterial manner), including without limitation the amount of such consideration to be received, or (ii) Broad’s rights under this Letter or the Broad-Prime License Agreement, in each case, without the prior written consent of Broad.
15.Company represents and warrants that, as of the Effective Date, it is not entitled to receive any consideration from BMS or any of its affiliates in respect of any activity that Company is permitted or obligated to perform under the Broad-Prime License Agreement, including for the development or commercialization of any Royalty-Bearing Product, other than the consideration set forth in the BMS Agreement. Company further represents, warrants and covenants that the foregoing statement will also be and remain true throughout the Term of the BMS Agreement. To the extent Company or any of its affiliates do receive from BMS or any of its affiliates or its or their sublicensees, pursuant to any agreement or other instrument or transaction entered into prior to, on or after the date hereof, any consideration in respect of the development, manufacture, use, sale or other exploitation of any Licensed Product (as defined in the BMS Agreement) other than the consideration set forth in the BMS Agreement, Company agrees that Broad shall be entitled to (and Company agrees to so pay Broad), in accordance with the applicable provisions of the Broad-Prime License Agreement (without giving effect to any off-set or setoff) by Company and its affiliates, [***] of any consideration that Company or any of its affiliates is entitled to receive;

provided that such consideration shall not be subject to further credit or reduction by operation of the Broad-Prime License Agreement or any language therein.
16.This Letter may only be amended, modified, superseded or canceled, and any of the terms hereof may only be waived, by a written instrument that is executed by each Party.
17.This Letter may not be assigned except in connection with an assignment of the Broad-Prime License Agreement in accordance with the terms thereof and solely with respect to the rights and obligations herein that relate to the Broad-Prime License Agreement.
18.This Letter shall be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision.
19.This Letter may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Once signed, any reproduction of this Letter Agreement made by reliable means (e.g., pdf, photocopy, facsimile) shall be considered an original.
(Signature Page Follows)

Sincerely,

/s/ Keith Gottesdiener
Keith Gottesdiener
President and Chief Executive Officer
Prime Medicine, Inc.

Acknowledged and Agreed:

/s/ Michael P. Christiano
Michael P. Christiano
Chief Business Officer
The Broad Institute, Inc.
Broad Legal: _______

Exhibit A
BMS Agreement